                                                                    Exhibit 10.7


                          SOFTWARE LICENSE AGREEMENT
                          --------------------------

THIS AGREEMENT is entered into this 2 day of May 1995 by and between BRILLIANT INTERACTIVE IDEAS PTY LTD an Australian Company (BII) and PACKARD BELL ELECTRONICS INC. a Delaware company (PB)

NOW THEREFORE THE PARTIES do agree as follows:

1. BII have developed a range of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION interactive children's storybooks hereinafter referred to as the "Products". (as attached hereto on Attachment A.)

2. PB wish to license the Products from BII and sub-license the Product to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION - a company involved in the distribution of multimedia upgrade kits. CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will include the Products as part of a software bundle that is supplied with their multimedia upgrade kits. All CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Products are herein after referred to as the "Bundle Product".

3. The Bundle Product has been delivered in object code on a single gold master CD-ROM in a form compatible with IBM PC running under Windows.

4. BII grants to PB the right to reproduce with sub-license the Bundle Project to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION for inclusion as part of the software bundle in CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION multimedia upgrade kits. Provided that the Bundle Project is included as part of the bundled software in the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION multimedia upgrade kits the Bundle Project can be distributed anywhere in the world where the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION multimedia upgrade kits are sold. PB shall not be entitled to make any alterations to the object code of the Products or the Bundle Product.

5. The rights as granted above in 4 are non exclusive and PB hereby acknowledges that BII shall have the right to bundle the Products with any other supplier of upgrade kits for sale anywhere in the world.

6. PB shall pay to BII the following royalties for each Bundle Product shipped. (No royalty shall be payable on Bundle Product that is returned to CONFIDENTIAL
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     INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
     COMMISSION where such Bundle Product forms part of multimedia upgrade kits that have been returned to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION by its customers):

     - USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per unit for each and every unit shipped up to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units

     - After BII has been paid a total of USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PB may elect to pay BII USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per unit shipped after the first CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units PROVIDED THAT PB guarantee BII a minimum of a further CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units, payable as a nonrefundable up front advance - "The Advance". PB to provide BII notice in writing of their intention to proceed at the USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION royalty rate - the "Acceptance Notice" (subject to the above)

     - In the event that PB do not provide BII with the Acceptance Notice then the royalty per unit shall remain at USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per unit for any and all units shipped.

7.   PB shall pay BII as follows:

     (a) on a monthly basis, at the agreed royalty rate based on the number of Bundle Product units shipped, within 45 days after the end of each calendar month;

     (b) The Advance shall be payable as follows (if the Acceptance Notice is issued):

          i) USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION seven days after PB sending BII the Acceptance Notice;

                                       2
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          ii)   USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE COMMISSION thirty days after the payment in 7(b)(i) above;

          iii) USD CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION thirty days after the payment in 7(b)(ii) above.

     The advance shall be recouped against the royalties due for each Product shipped after the first CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units Bundle Product have been shipped and paid for.

8. PB shall provide BII within 45 days from the end of each month a report - the "Monthly Royalty Report", produced by CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, detailing the number units of Bundled Product shipped. The Monthly Royalty Report is to be certified as true and correct by an authorised officer of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9. PB warrants and agrees that PB will obtain consent in writing from CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION within 15 days after the execution of this agreement, and provide BII with a copy of the consent, that upon 7 days notice from BII, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will allow BII or its agent to inspect CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION records relating to the Monthly Royalty Reports and other related documents including production and duplication records during normal working hours. In the event of any discrepancies being noted PB agree to pay BII within 7 days all additional moneys owing and all costs incurred by BII in conducting the inspection of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION records.

10. BII may terminate this Agreement immediately upon giving written notice to PB if:

     a. PB fails to make any payment when due or otherwise breaches this Agreement and has not cured such breach within 14 days of notice from BII (subject to the breach being curable); or

     b. PB dissolve, liquidates or if bankruptcy, insolvency, winding up or reorganization procedures are commenced by PB or are brought against PB.

11.  If this Agreement is terminated for any reason, PB shall:

     a.   Immediately return all matters of the Bundle Product to BII; and

     b. Inform CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION that the contract has been terminated and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION must immediately cease shipping the Bundle Project.

12. BII shall responsible for any and all other royalties due on the Bundle Product to third parties including music royalties, animation royalties and licensing royalties.

13. BII provides no warranty as to names being used including the name Kidstory and Brilliant Interactive Ideas in the territories in which CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION distributes.

14. The name Kidstory is the property of BII neither PB or CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall have any claim tot his or any other name being used.

     BII retains any and all of the copyrights contained in the Products and Bundle Product and PB and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION shall have no rights in the copyrights or other intellectual rights contained therein.

     PB warrants that it shall enter into an agreement with CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION which agreement shall reflect the above, within 7 days after the execution of this agreement.

15. PB warrants that any and all Product and Bundle Product, advertising material, promotional of material and all other references to the Products and Bundle Product shall contain the appropriate copyright notices provided by BII from time to time and shall at least contain the following notice "Copyright 1994 Brilliant Interactive Ideas Pty Ltd".

16. BII shall be liable to PB as expressly provided in this Agreement, but shall have no other obligation, duty, or liability whatsoever in contract, tort or otherwise to PB provided that nothing in this Agreement shall exclude or restrict any liability on the part of BII where and to the extent that applicable law forbids exclusion or restriction of that liability on it's part.

17. BII shall not be liable in any way whatsoever to PB or any other person for any special, indirect or consequential loss or damage whatsoever (including but not limited to loss of profit, business, revenue, goodwill, loss of data or anticipated savings).

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18.  Each party shall fully indemnify the other against all losses, costs, charges and expenses arising from or incurred by reason of any claim made against it arising from any use whatsoever by it of the Products.

19. Each party shall treat as confidential all information of a confidential nature of the other party which comes into it's possession under this Agreement.

20. The term of this Agreement shall be for a period of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION from the day of signing of this Agreement at which time all rights shall revert back to BII.

21.  This Agreement shall be governed by the laws of the State of California.

By their signatures below the parties agree to be bound by the terms of this Agreement.


/s/                                          /s/ Mark Miller
____________________________                 -----------------------------------
Packard Bell Electronics Inc                 Brilliant Interactive Ideas Pty Ltd


(Company Seal)                               (Company Seal)

                                       5
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Attachment A
- ------------

The Products are:

     CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION